                                                                    EXHIBIT 10.5


THIS LEASE IS A NEW TENANCY FOR THE PURPOSES OF THE LANDLORD AND TENANT (COVENANTS) ACT 1995


                          DATED          24 JULY 2000
             -----------------------------------------------------


                              LAND SECURITIES PLC

                                     -and-

                                eTOYS UNLIMITED


             -----------------------------------------------------

                                     LEASE

                                  relating to
                               Premises known as
             Sixth and Seventh Floors, St Albans House, Haymarket,
                                  London SWI

             -----------------------------------------------------




                               Nabarro Nathanson
                                  Lacon House
                                Theobald's Road
                                London WCIX 8RW

                               Tel: 020 7524 6000




             -----------------------------------------------------

                                   CONTENTS



CLAUSE    SUBJECT MATTER                                          PAGE
------    --------------                                          ----
1.        DEFINITIONS................................................1

2.        INTERPRETATION.............................................3

3.        DEMISE, TERM AND RENT......................................4

4.        TENANT'S COVENANTS.........................................5
          To pay rents...............................................5
          To pay outgoings...........................................5
          Service Charge.............................................5
          Comply with Acts...........................................5
          Repair.....................................................5
          Window Cleaning............................................6
          Decoration.................................................6
          To permit the Landlord to repair in default................6
          Alterations................................................6
          Signs and advertisements...................................7
          Overloading................................................7
          User.......................................................7
          Restrictions on User.......................................7
          Alienation.................................................8
          Registration..............................................10
          To permit viewing.........................................10
          To inform the Landlord of notices.........................10
          Reimburse fees incurred by Landlord.......................10
          The Planning Acts.........................................10
          Encroachment and easements................................11
          Indemnity.................................................11
          To pay charges............................................11
          Interest on overdue payments..............................11
          VAT.......................................................11
          Management: Common Parts..................................11
          Superior Interests........................................12

5.        LANDLORD'S COVENANTS......................................12
          Quiet enjoyment...........................................12
          To insure.................................................12
          To provide services.......................................12


                 Signage......................................................12
                 Headlease....................................................13

6                AGREEMENTS...................................................13
                 Re-entry.....................................................13
                 Cesser of rent...............................................13
                 No easements.................................................14
                 Service of notices...........................................14
                 Superior Landlord's and Mortgage's Consent...................14
                 Tenant's option to determine.................................14
                 Contracts (Rights of Third Parties) Act 1999.................14

THE FIRST SCHEDULE   PART I - Description of Demised Premises.................15
                     PART II - Easements and Rights Granted...................16
                     PART III - Easements and Rights Reserved.................16

THE SECOND SCHEDULE  Rent Review..............................................18

THE THIRD SCHEDULE   Services and Service Charges.............................20
                     PART I - Administrative Provisions.......................20
                     PART II - Landlords Obligations..........................20
                     PART III - Services......................................21

                                   PARTICULARS

LANDLORD:                              Land Securities Plc

Registered Office:                     5 Strand, London WC2N 5AF

Company Number:                        551402

TENANT:                                eToys UK Limited

Registered Office:                     50 Victoria Embankment Blackfriars London
                                       ECAY ODY

Company Number:                        03726048

DEMISED PREMISES:                      Sixth and Seventh Floors, St Albans House

BUILDING:                              St. Albans House, Haymarket, London SW1

TERM COMMENCEMENT DATE:                25 December 1999

LENGTH OF TERM:                        Fifteen years

Tenant's Break clause:                 25 December 2009

Expiration Date:                       24 December 2014

INITIAL RENT:                          Three hundred and ninety two thousand
                                       five hundred and eighty pounds (L392,580)
                                       (exclusive of VAT)

RENT COMMENCEMENT DATE:                24          2000

RENT REVIEW DATES:                     25 December 2004 and 25 December 2009

There is no agreement for lease to which this lease gives effect

THIS LEASE made the      day of       Two thousand


PARTIES

(1) The Landlord named in the Particulars (the "LANDLORD").

(2) The Tenant named in the Particulars (the "TENANT").

WITNESSES AS FOLLOWS:


1.  DEFINITIONS

    In this Lease, unless the context requires otherwise:

    "ACT"

              means any Act of Parliament (including any consolidation, amendment or reenactment of it) and any subordinate legislation, regulation, or bye-law made under it;

    "THE BUILDING"

              means the Building and its curtilage (and each and every part of it) known as St. Albans House, Haymarket, London SW1 as registered at HM Land Registry under Title Number NGL 604865, with all Landlord's plant and machinery in it;

    "THE COMMON PARTS"

              means the structure, exterior, roof and foundations of the Building and all lavatories, fire escapes, pavements (if any), entrances, lobbies, passages, lifts, staircases, plant, equipment and other features and facilities (both functional and decorative) not demised exclusively to any tenant and either available for use by the Tenant in common with others and/or used by the Landlord in connection with the Services;

    "CONDUCTING MEDIA"

              means gutters, pipes, wires, cables, sewers, ducts, drains, mains, channels, conduits, flues and any other medium for the transmission of Supplies;

    "THE DEMISED PREMISES"

              means the premises (and each and every part of them) described in part 1 of the First Schedule;

    "THE INSURED RISKS"

              means such of the risks of fire (including lightning), explosion, storm, tempest, earthquake, flood, bursting or overflowing of water tanks apparatus or pipes, impact and (in peacetime) aircraft and any articles dropped from aircraft, riot, civil commotion, and malicious damage for which cover at the time the insurance is effected is generally available on normal commercial terms, and such other risks against which the Landlord from time to time reasonably insures;

    "THIS LEASE"

              means this deed (whether it be a Lease or an Underlease) and any licence deed or other document supplemental to it;

    "THE PLANS"

              means the plans annexed to this Lease;

    "QUARTER DAYS"

              means 25 March 24 June 29 September and 25 December in every year and Quarter Day means any of them;

    "THE SERVICES"

              means the works, services, facilities and charges listed in part III of the Third Schedule;

    "THE SERVICE CHARGE"

              means a sum representing a fair and proper proportion of the costs (including provision towards the estimated cost of the future renewal or replacement at the appropriate time of the Landlord's plant and machinery and of the periodical cleaning and future repair, renewal and redecoration of the Building) incurred by the Landlord in providing the Services;

    "SUPPLIES"

              means water, steam, gas, air, soil, electricity, telephone, heating, telecommunications, data communications and other like supplies;

    "THE TERM"

              means the term of years granted by this Lease (including where applicable any extension of such term under any Act or otherwise);

    "THE TERMINATION DATE"

              means the expiration date of the Term (however arising);

    "VAT"

              means Value Added Tax or any similar tax from time to time replacing it or performing a similar fiscal function;

[BLUEPRINT]

LAND SECURITIES
5 STRAND
LONDON
WC2N 5AF
0171 413 9000

DEMISE DETAILS
SIXTH FLOOR
57 - 60 HAYMARKET
LONDON
SW1
LEASE REF: 00000000

PROPERTY DETAILS
SIXTH FLOOR
ST. ALBANS HOUSE
57 - 60 HAYMARKET
LONDON SW1
4857-6

[BLUEPRINT]

LAND SECURITIES
5 STRAND
LONDON
WC2N 5AF
0171 413 9000

DEMISE DETAILS
SEVENTH FLOOR
57 - 60 HAYMARKET
LONDON
SW1
LEASE REF: 00000000

PROPERTY DETAILS
SEVENTH FLOOR
ST. ALBANS HOUSE
57 - 60 HAYMARKET
LONDON      SW1
4857-6

   "VAT SUPPLY"
            has the meaning which "supply" has for the purpose of the Value Added Tax Act 1994.


2.   INTERPRETATION

     In this Lease:

2.1    The clause headings shall not affect its construction.

2.2 Words respectively denoting the singular include the plural and vice versa and one gender include each and all genders.

2.3 Obligations owed by or to more than one person are owed by or to them jointly and severally.

2.4 "THE LANDLORD" includes the person entitled to the reversion expectant on this Lease; and "THE TENANT" includes the successors in title and persons deriving title under the original Tenant, and "THE LANDLORD'S SURVEYOR" may be an employee of the Landlord or of an associated company of the Landlord.

2.5 An obligation not to do or omit to do something includes an obligation not to suffer or permit the doing or omission (as appropriate) of that thing.

2.6 A reference to an act or omission of the Tenant includes reference to an act or omission of any person having the Tenant's express or implied authority.

2.7 Any sums payable by reference to a year or any other period shall be payable proportionately for any fraction of a year or other period (as appropriate). Apportionments of rents will be computed using the method set out at paragraphs K2.6.4 - K2.6.6 of the Law Society's Conveyancing Handbook 1999. If apportionment on that basis is impossible, the method set out in paragraph K2.6.8 of the above Handbook will be used.

2.8 All sums payable under this Lease must be paid at the discretion of the Tenant by direct debit or in sterling through (or by cheque drawn on) a clearing bank in the United Kingdom.

2.9 Reference to a fair proportion of a sum is reference to such fair and reasonable proportion of that sum as determined by the Landlord's surveyor acting reasonably and properly (whose decision except in case of manifest error will be binding on the parties).

2.10 Rights of entry reserved to the Landlord (whether under clause 4 or under part III of the First Schedule) may also be exercised by those authorised by the Landlord (and with plant and equipment where appropriate) but entry shall (save in emergency or in case of default by the Tenant) only be exercised pursuant to 48 hours' prior notice; and as little inconvenience and disturbance as reasonably practicable shall be caused; and all damage caused to the Demised Premises shall as soon as possible be made good.

3.   DEMISE, TERM AND RENT

3.1 The Landlord demises to the Tenant the Demised Premises TOGETHER with the rights specified in part II of the First Schedule EXCEPT AND RESERVING to the Landlord the Superior Landlord and those authorised by it the rights specified in part III of the First Schedule TO HOLD for a term of FIFTEEN YEARS (subject to determination as hereinafter provided) commencing on the 25 day of December One thousand nine hundred and ninety nine and expiring on the 24 day of December Two thousand and fourteen.

3.2    The Tenant shall pay the following sums, which are reserved as rent:

3.2.1 FIRSTLY, during the first five years of the Term, yearly, the rent of Three hundred and ninety two thousand five hundred and eighty pounds (L392,580) and during the remainder of the Term the rent determined in accordance with the provisions of the Second Schedule. Such rent shall be payable by equal quarterly payments in advance on the Quarter Days in every year without any deduction or set off. The first payment shall be for the period commencing on (and to be paid on) the 24 day of July Two thousand and ending on the day prior to the Quarter Day next following that date PROVIDED THAT during the period of twelve months from 24 July 2000 and expiring on 23 July 2001 the yearly rent shall be abated each quarter by the sum of Thirty two thousand seven hundred and fifteen pounds (L32,715) and the quarterly payments in advance shall be adjusted accordingly during such period such that the quarterly rent for such period shall be payable at the rate of Sixty five thousand four hundred and thirty pounds (L65,430) (exclusive of VAT) AND PROVIDED FURTHER THAT during the period 24 July 2001 and expiring on 23 July 2002 the yearly rent shall be abated each quarter by the sum of Sixteen thousand three hundred and fifty seven pounds and fifty pence (L16,357.50) and the quarterly payments in advance shall be adjusted accordingly during such period such that the quarterly rent for such period shall be payable at the rate of Eighty one thousand seven hundred and eighty seven pounds and fifty pence (L81,787.50) (exclusive of VAT);

3.2.2 SECONDLY a fair proportion of the sums paid by the Landlord in insuring the Building under clause 5.2.1 and the whole of the sums paid for insuring three years, rents firstly and thirdly reserved by this Lease. Such rent shall be payable within 7 days of demand;

3.2.3    THIRDLY the sums due under clause 4.3, payable as specified in part I of Third Schedule;

3.2.4    FOURTHLY, any sums due under clause 4.2.3;

3.2.5 FIFTHLY the sums due under clause 4.24 (so far as they relate to the rents above reserved).

4.    TENANT'S COVENANTS

      THE Tenant COVENANTS with the Landlord at all times during the Term:

4.1   TO PAY RENTS

      To pay the rents reserved by this Lease immediately they become due without deduction or set off.

4.2   TO PAY OUTGOINGS

      To pay all rates, taxes, duties, charges, assessments, impositions and outgoings ("levies") whatsoever whether parliamentary, local or otherwise charged upon the Demised Premises or upon their owner or occupier and a fair proportion of any levies on the Landlord in respect of the Building (except income tax on the rents reserved properly payable by the Landlord and any levy occasioned by any dealing with the reversion immediately expectant on this Lease).

4.3   SERVICE CHARGE

      To pay the Service Charge, in accordance with part I of the Third Schedule provided always that in no circumstances shall the Tenant pay any Service Charge in relation to any lettable parts of the Building which are at any time underlet.

4.4   COMPLY WITH ACTS

      To comply with all notices served by any public, local or statutory authority and with the requirements of any present or future Acts, regulation or directive (whether imposed on the owner or occupier) which affects the Demised Premises or their use Provided always that any such matter served or imposed on the owner as relates to the Demised Premises or their use shall be notified forthwith to the Tenant.

4.5   REPAIR

4.5.1 To keep the Demised Premises including without limitation all Landlord's plant and machinery in it in good and substantial repair and good working order and to keep any car parking spaces used by the Tenant clean tidy and free of obstruction or rubbish.

4.5.2 To replace by new articles of similar kind and quality any fixtures, fittings, plant, or equipment (other than Tenant or Trade fixtures and fittings) upon the Demised Premises which are in need of replacement.

4.5.3 Damage by any of the Insured Risks is excepted from the Tenant's obligation under sub-clauses 4.5.1 and 4.5.2 save to the extent that payment of the whole or part of the insurance moneys is refused in consequence of some act or default of or suffered by the Tenant.

4.5.4 As the Termination Date to yield up the Demised Premises (having removed all Tenant's and Trade fixtures and any partitions installed by the Tenant, reinstated any partitions or other fixtures shown on the Plan but removed by the Tenant during the Term, as the Landlord shall reasonably direct, and made good all damage caused in such removal and reinstatement to the Landlord's reasonable satisfaction) in the state of repair and working order above referred to.

4.5.5 Promptly to notify the Landlord as soon as the Tenant becomes aware of any defect in the Demised Premises or defect or want of repair in the Building capable of giving rise to a duty under any Act or under this Lease on the Landlord.

4.6   WINDOW CLEANING

      To clean all windows and their frames, both inside and outside, of the Demised Premises as often as reasonably necessary.

4.7   DECORATION

      During the year Two thousand and eight, and in the year immediately before the Termination Date appropriately to decorate the Demised Premises in a proper and workmanlike manner, to the reasonable satisfaction of the Landlord, and in the case of works carried out in the year immediately before the Termination Date, to the approval of the Landlord as to colour and appearance (such approval not to be unreasonably withheld or delayed).

4.8   TO PERMIT THE LANDLORD IN REPAIR TO DEFAULT

      To permit the Landlord (and in accordance with the provisions of clause 2.10) to enter and view the condition of the Demised Premises.
      If the Landlord serves on the Tenant or leaves on the Demised Premises notice in writing requiring that any repairs or other works or matters for which the Tenant is liable under the terms of this Lease be undertaken, and the Tenant does not within two months following such notice (or sooner if requisite) commence to comply with its requirements and thereafter diligently proceed with the same to the reasonable satisfaction of the Landlord and/or the Landlord's Surveyor the Landlord may enter the Demised Premises and do everything necessary to comply with such notice. All costs properly incurred by the Landlord in so doing shall be repaid by the Tenant as a debt within seven days of demand. Any such entry is without prejudice to the Landlord's rights under clause 6.1.

4.9   ALTERATIONS

4.9.1 Not to make any structural or external alteration or addition in or to the Demised Premises or cut into any structural part of the Building.

4.9.2 Not otherwise to alter the Demised Premises or to carry out alterations or additions to the Supplies without the prior written approval of and in accordance with drawings and specifications approved by the Landlord (such approvals not be to unreasonably withheld or delayed). No approvals shall be required for (but written notice shall be given to the Landlord of) the installation and removal of demountable partitioning provided that they do not interfere with the provision of the Services.

4.9.3 If a breach of sub-clause 4.9.1 or 4.9.2 occurs the Landlord may (without obligation) at the Tenant's expense remove or fill up (as the case may be) any unauthorised buildings, structures, alterations or additions.

4.9.4 The terms of any approval may require the Tenant to covenant in such form as the Landlord shall reasonably require in regard to the execution of any works to the Demised Premises and as the Landlord may absolutely require their reinstatement at the Termination Date.

4.10   SIGNS AND ADVERTISEMENTS

       Not to display on or from the Demised Premises so as to be visible from the outside any sign, advertisement, lettering or notice of any kind except as previously approved by the Landlord subject always to the provisions of paragraphs 5 and 6 of Part II of the First Schedule.

4.11   OVERLOADING

       Not to exceed the designed floor loading of the Building.

4.12   USER

       Not to use the Demised Premises otherwise than as high class offices.

4.13   RESTRICTIONS ON USER

       Not to:

4.13.1 use the address of the Demised Premises (whether for advertising purposes or otherwise) in a manner which the Landlord acting reasonably considers detrimental to the reputation of the Building;

4.13.2 install any window box or receptacle for flowers outside the Demised Premises;

4.13.3 cook or heat food on the Demised Premises other than by microwaving pre-cooked food;

4.13.4 do anything which may invalidate any insurance or render any additional premium payable for the insurance of the Demised Premises or the Building against any Insured Risk;

4.13.5 use the Demised Premises as a dwelling place or for sleeping, as a betting office or in connection with gaming, for the sale of intoxicants for consumption on or off the premises, for public entertainment, or for any sale by auction (which for the avoidance of doubt not prohibit the use of the Demised Premises for the purposes of the Tenant's business as an e-commerce company); or

4.13.6 use the Demised Premises for any illegal or immoral purpose or cause in the opinion of the Landlord any nuisance, damage or disturbance to the Landlord or the occupiers of the Building.

4.14   ALIENATION

4.14.1   In this sub-clause:

      "PERMITTED PART"

              shall mean the whole or a part of any floor of the Demised Premises (excluding the landings lifts toilets and services ducts) together with (in common with other occupiers) the right to use the entrances staircases lifts and landings for access thereto and egress therefrom and the right to use appropriate toilet accommodation so that a Permitted Part comprises a viable independent suite of offices.

      "PERMISSIBLE UNDERLEASE"

              means an underlease created by Deed, not created on payment of a fine or premium, and containing the Stipulated Covenants; and a reservation of and an underlessee's covenant to pay a rent not less than the open market rent (obtainable without making a fine or premium) for the Demised Premises or any Permitted Part; and provisions for rent review at the same times and in the same terms as in the Second Schedule of this Lease; and provisions for change of use, alienation and recovery of insurance premium and service charge no less onerous those in this Lease.

      "PERMISSIBLE UNDERLESSEE"

              means a person who has executed a Deed giving the Stipulated Covenants directly to the Landlord;

      "STIPULATED COVENANTS"

              means the Tenant's covenants and conditions in this Lease (except the Tenant's covenant to pay the rents reserved by this Lease) to the extent applicable to the premises to be underlet.

4.14.2 Not (save as herein expressly permitted) to assign, share, part with the possession or occupation of, charge or underlet any part of the Demised Premises.

4.14.3 Not to underlet the whole of the Demised Premises or a Permitted Part except to a Permissible Underlessee by a Permissible Underlease in accordance with the provisions of clause 4.14.5.

4.14.4 Not to part with, or share the possession or occupation of the Demised Premises except by virtue of an assignment or underlease authorised under this sub-clause 4.14.

4.14.5 Not without the prior consent in writing of the Landlord (such consent not to be unreasonably withheld or delayed subject in the case of an assignment to sub-clauses 4.14.6 - 4.14.9):

         (a)  to assign the whole of the Demised Premises; or

         (b) to underlet (including in any derivative manner) the whole of the Demised Premises by a Permissible Underlease to a Permissible Underlessee; or

         (c) to charge or mortgage in any way the whole (except by a floating charge upon the Tenant's undertaking) of the Demised Premises.

         (d) to underlet a Permitted Part except by a Permissible Underlease for a term not exceeding two years and which shall exclude by Court Order Sections 24-28 (inclusive) of the Landlord and Tenant Act 1954 and not at any time during the term to grant or permit to be granted Permissible Underleases of Permitted Parts so that there are more than two occupiers of any floor of the Demised Premises at any one time provided that whilst this lease is vested in eToys UK Limited (but not otherwise) the Tenant may grant or permit to be granted Permissable Underleases of Permitted Parts for a term not exceeding two years so that there may be up to five occupiers of any floor of the Demised Premises at any one time.


4.14.6 A refusal of consent to assign will be reasonable if on the ground (whether or not with other grounds) that in the reasonable opinion of the Landlord the proposed assignee is unlikely to be able to meet its obligations under this Lease having regard to all relevant circumstances.

4.14.7 Sub-clause 4.14.5 shall be without prejudice to the right of the Landlord to refuse consent on any other ground or grounds where such refusal would be reasonable provided always that it shall not be reasonable for the Landlord to request more than one form of guarantee from the proposed assignee and to refuse consent on the grounds that the proposed assignee shall not provide more than one form of guarantee.

4.14.8 It will be reasonable for any consent to assign to be subject to a condition that the assigning Tenant execute as a deed and in a form reasonably required by the Landlord and deliver to the Landlord prior to the assignment in question an authorised guarantee agreement (as defined in and for the purposes of section 16 of the Landlord and Tenant (Covenants) Act 1995).

4.14.9 Sub-clause 4.14.8 shall be without prejudice to the right of the Landlord to impose further conditions upon a grant of consent where such imposition would be reasonable (subject at all times to the provisions of clause 4.14.7).

4.14.10 Not to waive any breach by any underlessee of any of the Stipulated Covenants, but on any such breach to take all reasonable steps to enforce the Stipulated Covenants by re-entry or otherwise.

4.14.11 The Tenant may (without prejudice to clause 4.14.4) without the necessity of obtaining any consent of the Landlord share occupation of the whole or any part or parts of the Demised Premises with a company that is a member of the same group as the Tenant (as defined by Section 42 of the Landlord and Tenant Act 1954) provided that:

         (a) The Landlord shall be notified of the commencement or termination of each such arrangement;

         (b) such arrangement shall cease forthwith upon any such company or companies ceasing to be a members of members of the same group as the tenant;

         (c)  no relationship of Landlord and Tenant is thereby created.

4.15   REGISTRATION

       To produce two certified copies of every document evidencing any transmission of any interest (however remote) in the Demised Premises to the Landlord's Solicitors for registration within one month after the date of such document, and to pay to the Landlord's Solicitors a fee of Twenty Five Pounds plus Value Added Tax for each such registration together with any fee properly payable to any Superior Landlord.

4.16   TO PERMIT VIEWING

       To permit prospective purchasers of the reversion or persons carrying out a valuation for insurance purposes (once in any year of the Term) with written authority from the Landlord or its agent at reasonable times in the day and upon reasonable prior notice to view the Demised Premises.

4.17   TO INFORM THE LANDLORD OF NOTICES

       To give immediate notice to the Landlord upon becoming aware of any notice or claim affecting the Demised Premises.

4.18   REIMBURSE FEES INCURRED BY LANDLORD

       To reimburse the Landlord on written demand all expenditure properly incurred in connection with:

4.18.1 any breach of any Tenant's covenant in this Lease, including the preparation and service of a notice under section 146 of the Law of Property Act 1925; and

4.18.2   the preparation and service of a Schedule of Dilapidations.

4.19   THE PLANNING ACTS

4.19.1   In this sub-clause:

      "THE PLANNING ACTS"

                 means every Act for the time being in force relating to the use, development and occupation of land and buildings; and

      "PLANNING PERMISSION"

                 means any permission, consent or approval given under the Planning Acts.

4.19.2 To comply with the requirements of the Planning Acts and of all Planning Permissions relating to or affecting the Demised Premises.

4.19.3 Not to apply for or implement any Planning Permission without (in each case) the prior written consent of the Landlord (such approval not to be unreasonably withheld or delayed where the Landlord has already consented to the alterations in accordance with this Lease and Planning Permission would be required for any such alterations).

4.20      ENCROACHMENT AND EASEMENTS

          Not to obstruct any windows belonging to the Demised Premises or the Building nor to permit any encroachment or easement to be made or threatened against the Demised Premises.

4.21      INDEMNITY

          To indemnify the Landlord from all losses, actions, claims, demands, costs, damages and expenses.

4.21.1 in respect of any personal injury or death or damage to any property or any infringement of any right or otherwise arising directly or indirectly in respect of the Demised Premises or their use; and

4.21.2 arising out of any breach of any obligation owed by the Tenant under this Lease.

4.22      TO PAY CHARGES

          To pay the reasonable charges (including Solicitor's and Surveyor's charges) and disbursements properly incurred by the Landlord in connection with any application by the Tenant for consent under any provision of this Lease where such application is withdrawn or consent is granted or lawfully refused.

4.23      INTEREST ON OVERDUE PAYMENTS

          To pay to the Landlord interest on all sums payable under this Lease not paid within 21 days following the due date (or if no date is specified from the date of demand) at the rate of three pounds per cent per annum above Lloyds TSB Bank Plc Base Lending Rate for the time being in force from the due date (or if no date is specified from the date of demand) until payment.

4.24      VAT

          Any payment or other consideration to be provided to the Landlord pursuant to the provisions of this Lease is exclusive of VAT and the Tenant shall in addition pay:

4.24.1 VAT properly payable on any consideration in respect of a VAT Supply to the Tenant by the Landlord; and

4.24.2 a fair proportion of the VAT properly charged in respect of any VAT Supply to the Landlord in respect of the Demised Premises or the Building where such VAT is not recovered by the Landlord from HM Customs & Excise.

4.25      MANAGEMENT: COMMON PARTS

4.25.1 Not to transport heavy or bulky items through the Common Parts between 9.00 a.m. and 6.00 p.m. unless the consent of the Landlord (such consent not to be unreasonably withheld or delayed) has been obtained.

4.25.2 Not to damage or mark any surface of the Common Parts by using unsuitable trolleys, or otherwise, or overload any lift or raised floor (if any).

4.25.3 Not to obstruct, deposit goods or rubbish upon, cause any nuisance or disturbance on, or endanger any person or vehicle using any of the Common Parts.

4.25.4 To comply with reasonable regulations notified by the Landlord to the Tenant as to the use of the Common Parts.

4.26      SUPERIOR INTERESTS

          To comply with all tenant's covenants (except as to payment of rents or other sums) relating to the Demised Premises and contained or referred to in any lease to which this Lease is inferior and with all covenants affecting the freehold interest in the Demised Premises.

5.   LANDLORD'S COVENANTS

     THE Landlord COVENANTS with the Tenant as follows:

5.1       QUIET ENJOYMENT

          That so long as the Tenant pays the rents reserved by and complies with the Tenant's covenants and conditions in this Lease, the Tenant shall peaceably hold and enjoy the Demised Premises during the Term without any lawful interruption by the Landlord or any person rightfully claiming under or in trust for it.

5.2       TO INSURE

5.2.1 To maintain a well established insurance office (to be notified to the Tenant) insurance of the Building against the Insured Risks in their full reinstatement value (including all professional fees and incidental expenses) and three years rents firstly and thirdly reserved by this Lease subject to such excesses, limitations and exclusions as the insurers may impose and shall have been notified in writing to the Tenant and otherwise on the usual terms of such insurance office.

5.2.2 If any part of the Building is destroyed or damaged by an Insurance Risk then unless payment of the insurance moneys is refused in whole or part because of the act or default of the Tenant and subject to obtaining all necessary planning and other consents, to expend all moneys received (other than in respect of loss of rent) from such insurance towards reinstating as quickly as reasonably practicable the Building following destruction or damage by an Insured Risk.

5.3       TO PROVIDE SERVICES

          To supply the Services in accordance with Part II of the Third
          Schedule.

5.4       SIGNAGE

          On request to display the name and business of the Tenant in the Landlord's house style on any signboards in the Common Parts.

5.5      HEADLEASE

         To pay the rents reserved by the headlease under which the Landlord holds the Building and to observe and perform the Tenant's covenants under the headlease unless the obligation to do so falls upon the Tenant by virtue of this Lease.

6.  AGREEMENTS

    IT IS AGREED that:

6.1      RE-ENTRY

6.1.1 If any event specified in sub-clause 6.1.2 occurs the Landlord may at any time afterwards re-enter the Demised Premises or any part of them in the name of the whole and this Lease will then immediately determine. In sub-clause 6.1.2 reference to "the 1986 Act" means the Insolvency Act 1986.

6.1.2         The events referred to in clause 6.1.1 are as follows:

              (a) any rent reserved remaining unpaid for 21 days after
                  becoming due and payable: and in the case of the rent first reserved this means whether formally demanded or not;

              (b) the Tenant failing to comply with any obligation which it has undertaken or any condition to which it is bound under this Lease;

              (c) the Tenant (if a company) entering into liquidation or passing a resolution for winding-up (otherwise than a voluntary winding-up of a solvent company for the purpose of amalgamation or reconstruction previously consented to by the Landlord such consent not to be unreasonably withheld or delayed) or being unable to pay its debts within the meaning of sections 122 and 123 of the 1986 Act or summoning a meeting of its creditors or any of them under
                  Part I of the 1986 Act or allowing a petition for an Administration Order in respect of it to be filed in court or a receiver or an administrative receiver for it being appointed;

              (d) the Tenant (if an individual) having a receiving order made against him or becoming bankrupt or entering into a composition with his creditors or being unable to pay or having no reasonable prospect of being able to pay his debts within the meaning of sections 267 and 268 of the 1896 Act or an interim order being made against him under
                  Part VIII of the 1986 Act.

6.1.3         Neither the existence of the Landlord's right under sub-clause
              6.1.1 above nor the consequences of any exercise of that right are to affect any other right or remedy available to the Landlord.

6.2      CESSER OF RENT

         If the Demised Premises are destroyed or damaged by any Insured Risk so as to be unfit for occupation and use the insurance effected by the Landlord has not been vitiated or payment of the policy moneys refused in whole or in part because of any act or default of or suffered by the Tenant, then the rents first and third reserved, or a fair proportion of those rents according to the nature and extent of the damage, shall cease to be payable until the Demised Premises shall again be fit for occupation and use or until the expiration of three years from the date the destruction or damage occurred (whichever period shall be the shorter).

6.3      NO EASEMENTS

         The Tenant shall not be entitled to any rights whether of light and air or otherwise (save as expressly granted by this Lease) which would restrict the free user for building or otherwise of the Building or any adjoining or neighbouring premises. Section 62 Law of Property Act 1925 will not apply to this Lease.

6.4      SERVICE OF NOTICES

         In addition to any other prescribed mode of service any notices shall be validly served if served in accordance with section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 or, in the case of the Tenant, if left addressed to it on the Demised Premises or sent to it by post.

6.5      SUPERIOR LANDLORD'S AND MORTGAGEE'S CONSENT

         The giving of any Landlord's consent or approval required under the terms of this Lease shall be conditional upon the consent or approval (where required) of any Superior Landlords or Mortgagees. The Landlord will apply for such consent or approval at the expense of the Tenant.

6.6      TENANT'S OPTION TO DETERMINE

         The Tenant may determine this Lease by giving to the Landlord not less than twelve months' previous notice in writing to expire on the 25 December 2009. On the expiration of such notice and upon payment by the Tenant to the Landlord of a sum equivalent to six months rent firstly reserved by this Lease at such date and upon the Tenant giving vacant possession this Lease shall cease and determine, but without prejudice to any claim in respect of any prior breach.

6.7      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

         Unless it is expressly stated that the Contracts (Rights of Third Parties) Act 1999 is to apply nothing in this Lease will create rights in favour of any one other than the parties to this Lease.

IN WITNESS the parties have executed this Lease as a deed the day and year first before written.

                              THE FIRST SCHEDULE

                                   PART I

                       Description of Demised Premises


1. ALL THOSE Sixth and Seventh Floors of the Building shown for the purposes of identification only coloured pink on the Plans and more particularly described in paragraphs 2 and 3 below.

2.  There is included in this demise:

2.1 all internal surfacing materials and finishes on the walls, floors and ceilings of the Demised Premises and on the other structural parts of the Building within or bounding the Demised Premises; and

2.2 all doors (including those giving access to the Demised Premises from the Common Parts), windows and skylights (and in each case their frames and glazing) of the Demised Premises; and

2.3 all Landlord's plant, fixtures and fittings (save as specified in PARAGRAPH 3.4 below); and

2.4 one half severed vertically of any non-structural walls separating the Demised Premises from any adjoining premises; and

2.5       the entirety of any non-structural walls wholly within the Demised
          Premises or bounding the same (other than as specified in PARAGRAPH
          2.4 above); and

2.6       all Conducting Media within and exclusively serving the Demised
          Premises (save as specified in PARAGRAPH 3.4 below);

2.7 the suspended ceiling, the raised floor (and the supports for each of these) and the airspace between each of these and the slab or other structural part respectively above and below them; and

2.8       window blinds (if any) and equipment for operating the same.

3.   There is excluded from this demise:

3.1       the whole of the airspace above the Demised Premises;

3.2 all loadbearing and exterior walls and the floors and ceilings of the Demised Premises (other than to the extent expressly included by virtue of PARAGRAPH 2 above);

3.3       all structural parts of the Building;

3.4       any conducting media serving the remainder of the Building.


                                    PART II

                          Easements and Rights Granted

1. The right of subjacent and lateral support for the Demised Premises from the remainder of the Building.

2. The free passage of Supplies from and to the Demised Premises through Conducting Media at the Building.

3. The right of access to and exit from the Demised Premises through the relevant Common Parts within the Building at all times.

4. The right of use of lavatory accommodation where provided for common use in the Building.

5. The right to display the Tenant's name upon the nameboards at both Haymarket and St Alban's Street reception areas at the Building.

6. The right with the Landlord's consent (such consent not to be unreasonably withheld with regard to design and layout) to display the Tenant's name in the lobby areas outside each of the floors in the Building comprising the Demised Premises.


                                   PART III

                         Easements and Rights Reserved

1.   SUPPORT

     The right to subjacent and lateral support for the remainder of the Building from the Demised Premises.

2.   RUNNING OF SERVICES

     The free passage of Supplies from and to the remainder of the Building through Conducting Media at any time within the Demised Premises.

3.   ENTRY IN RESPECT OF SERVICES ETC.

     The right to install, clean, maintain, alter, make connections to, replace or repair any Conducting Media within the Demised Premises but serving the Building and the right to enter the Demised Premises for those purposes.

4.   ENTRY FOR MANAGEMENT PURPOSES

     The right to enter on the Demised Premises to inspect, repair, alter, decorate or execute any other works upon the Building which would otherwise not be practicable to carry out, or to carry out any Services or for any other reasonable management purpose.

5.  ESCAPE

    The right of emergency escape over any parts of the Demised Premises as are designated for such purpose.

6.  SUPERIOR INTERESTS

    All exceptions and reservations out of any lease to which this Lease is inferior, or out of the freehold interest in the Demised Premises.

7.  COMMON PARTS: REDEVELOPMENT

    Causing as little inconvenience interruption or nuisance to the Tenant as possible:

7.1 the right, in emergency or when works are being carried out to them, to close off or divert any of the Common Parts provided that such closing off or diversion is ceased as soon as reasonably possible;

7.2 the right to stop up or divert any Conducting Media or other Common Parts subject to a reasonable alternative being made available; and

7.3 The right to build upon, alter, add to or redevelop the Building or any adjoining or neighbouring premises as the Landlord considers fit, whether or not the access of light and air to the Demised Premises is interfered with.

                             THE SECOND SCHEDULE

                                 Rent Review
1.  In this Schedule:

1.1 The rent review dates shall be the 25 December in the years 2004 and 2009 and the expression "THE RELEVANT RENT REVIEW DATE" shall be construed accordingly.

1.2 The open market rent shall be the yearly rent for which the Demised Premises might reasonably expect to be let on the open market, with vacant possession, on the relevant rent review date, by a willing lessor to a willing lessee, without taking a fine or premium, for a term of 10 years commencing on the relevant rent review date, upon the supposition that the willing lessee shall have been given prior to (and that there shall have expired prior to) the relevant rent review date a sufficient rent free period for the purposes of the carrying out of lessee's fitting out works and on the assumption if not a fact that the Tenant has complied with its obligations under this Lease, that no work has been carried out to the Demised Premises which has reduced the rental value of the Demised Premises, if the whole or any part of the Demised Premises or the Building has been destroyed or damaged it has been reinstated and the Landlord shall have paid the contribution of L25 per square metre plus VAT towards the cost of providing and installing throughout the office areas of the seventh floor of the Demised Premises quality carpeting and the contribution of L70 per floor box towards the cost of the provision of floor boxes and tracking and distributed under floor power and floor grommets upon all the office areas of the Demised Premises and that at the relevant rent review date all the above exist and remain in good repair condition and working order and otherwise upon the terms and conditions (save as to the amount of rent payable but including provisions for rent review every five years and otherwise on terms similar to those contained in this Second Schedule) contained in this Lease, there being disregarded:

1.2.1 any effect on rent of the Tenant having been in occupation of the Demised Premises; and

1.2.2 any goodwill accruing to the Demised Premises because of the business of the Tenant;

1.2.3 any effect on rent of any improvement carried out by the Tenant otherwise than in pursuance of an obligation to the Landlord; and

1.2.4 any effect upon rent of any rental concession or abatement contained in this Lease.

2. The rent payable under this Lease with effect from each rent review date shall be the higher of:

2.1 the rent reserved by this Lease immediately before the relevant rent review date (disregarding any cesser under CLAUSE 6.2); and

2.2         the open market rent on the relevant rent review date.

3. The open market rent at the relevant rent review date shall be determined by agreement between the Landlord and the Tenant. Either such party may require the other to commence and carry out negotiations as to the open market rent at any time after the date six months before the relevant rent review date.

4. If the parties are unable to agree the open market rent it shall be determined by an expert who may be agreed upon in writing by the Landlord and the Tenant. Failing agreement, he shall be appointed upon the application of either party by the President (or next most senior available officer) of the Royal Institution of Chartered Surveyors.

5. The expert's determination (which shall include payment of his costs) shall be final and binding on the parties.

6. If on the relevant rent review date the open market rent has not be ascertained, the yearly rent reserved by this Lease immediately before the relevant rent review date shall continue to be payable until ascertainment. Immediately after ascertainment the difference (if any) between the amount actually so paid and the amount which would have been payable had it been ascertained before the relevant rent review date, together with interest on that difference calculated on a daily basis on each instalment from the date on which such instalment would have become payable to the date of payment, at Lloyds TSB Bank PLC base lending rate for the time being in force, shall be paid by the Tenant to the Landlord. If not so paid such sums shall be recoverable as rent in arrear.

7. A deed recording the rent on review shall forthwith be entered into in such form as the Landlord shall reasonably require.

                               THE THIRD SCHEDULE

                          Services and Service Charges

                                     PART I

                           Administrative Provisions


1. The accounting period shall be the year or other period ending on each Thirty first day of March or otherwise as stipulated by the Landlord.

2. As soon as reasonably practicable after the end of each accounting period the Landlord will supply the Tenant with a statement (which save for any manifest error shall be binding on the parties) of the expenditure properly incurred by the Landlord in respect of the Services, and of the Service Charge payable for that accounting period.

3. Pending the ascertainment of the Service Charge for each accounting period the Tenant shall pay, by equal quarterly payments on the four usual quarter days, a provisional sum by way of Service Charge of L57,000 per annum.

4. When the actual Service Charge for each accounting period has been ascertained any surplus Service Charge due from or paid by the Tenant shall be added to or subtracted from (as the case may be) the next payment or payments to be made by the Tenant under PARAGRAPH 3, except that an amount owing at the Termination Date shall be paid or repaid as the case may be within three months of the Termination Date.

5. The occurrence of the Termination Date shall not prejudice the Tenant's obligation to pay or the Landlord's entitlement to recover Service Charge upon demand made after the Termination Date where these have not been quantified prior to the Termination Date.

                                    PART II

                             Landlord's Obligations

In accordance with the principles of good estate management the Landlord will supply the Services in an efficient and economical manner. The Landlord (acting reasonably and properly at all times):

1. may employ agents, contractors or others as from time to time it thinks fit; and

2. shall not be responsible for any temporary delay or stoppage in the supply of the Services due to any circumstances outside the Landlord's control, but shall take all reasonable steps to restore the supply as soon as practicable.

                                   PART III

                                   Services

1. Repairing, renewing, rebuilding, replacing, decorating, cleaning, emptying, lighting and repainting the foundations roof structure and exterior of the Building and all Common Parts and Conducting Media used in common by the Tenant and others.

2. Rates (if any) and other levies on and insurance of the Common Parts and/or on the Building generally and Property Owner's and Employer's Insurance on the Building; metered water supply to the Building, and power supply (metered or otherwise) to the Demised Premises.

3. Providing, inspecting, maintaining (including by maintenance contracts), repairing, renewing, replacing, upgrading, insuring and operating all plant machinery, apparatus and vehicles used in providing the Services and all signage in the Common Parts.

4. Provision, maintenance, renewal and replacement of all fire-fighting and fire detection equipment, fire alarm systems, security systems in the Building.

5.1 Heating the Building (except the Common Parts) during normal working hours during the months of October until April (inclusive) including heating the Demised Premises, to a temperature of 65DEG. F (provided the external temperature in the shade is at least 32DEG. F and the doors and windows of the Demised Premises are kept closed).

5.2       Heating the Common Parts when necessary.

5.3 Supplying comfort cooling to the Demised Premises during normal working hours.

5.4 Supplying warm and cold water to and otherwise equipping and supplying any toilet accommodation.

6. Employment of all staff (including remuneration, incidental benefits and all associated costs and overheads) and contractors and professionals for the management and security of the Building and otherwise in connection with the Services.

7. Providing accommodation for staff, plant and equipment and all outgoings on such accommodation.

8. The execution of all works and the provision and maintenance of all facilities which are required under any Act to be carried out or provided at the Building generally.

9. Any further services provided at any time by the Landlord for maintaining and securing the amenities of the Building.

10.       Any audit fee.

11.       Management charges meaning either:

11.1 the fees and expenses reasonably and properly charged by the Landlord's agents; or

11.2 if the work is carried out by the Landlord's own staff then 10% of the sum of:

11.2.1    the aggregate cost of all the above items, and

11.2.2    any irrecoverable VAT on that aggregate cost


                                    ( THE COMMON SEAL of
                                    ( LAND SECURITIES PLC
                                    ( was hereunto affected in the presence of:
[SEAL]
                                    Director   /S/ [ILLEGIBLE]

                                    Director/Secretary   /S/ [ILLEGIBLE]